SCUDDER
                                                                     INVESTMENTS


Global/International Funds III

Scudder International Equity Fund

Supplement to the currently effective prospectus of the fund

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Deutsche Investment Management Americas Inc., the advisor of the above-noted
funds (the "Advisor"), is proposing the following fund merger as part of the Advisor's initiative to restructure and streamline the family of Scudder funds. In the chart below the Acquired Fund on the left is merging into the Acquiring Fund on the right.

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Acquired Fund                            Acquiring Fund
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Scudder International Equity Fund        Scudder International Fund

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Completion of the merger is subject to a number of conditions, including final approval by each participating fund's Board and approval by share- holders of the Acquired Fund at a shareholder meeting expected to be held during the first quarter of 2006. Prior to the shareholder meeting, shareholders of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; (ii) a proxy card with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the Acquiring Fund.











               Please Retain This Supplement for Future Reference





October 14, 2005